FLAHERTY & CRUMRINE PREFERRED SECURITIES INCOME FUND

To the Shareholders of Flaherty & Crumrine Preferred Securities Income Fund:

Total return on net asset value (“NAV”)1 was -4.7% during the third fiscal quarter2, reducing total return on NAV fiscal year-to-date to +3.0%. In addition, during the quarter the Fund, like many other closed-end income-oriented funds, saw the relationship between its market price and NAV swing from a premium to a discount, resulting in total return on market value of -3.2%. Clearly, this represented a setback in what had been a sustained period of positive returns in both the Fund’s NAV and market valuation. During the quarter, prices of all fixed-income securities, including preferred securities, declined and yields increased as markets reacted swiftly to expectations that the Federal Reserve might taper its quantitative easing earlier than anticipated.

Virtually all sectors of the fixed-income market turned in negative results during the quarter. U.S. Treasury 10-year notes and 30-year bonds experienced the largest declines with total returns of -4.6% and -6.5%, as their yields increased by 0.7% and 0.4%, respectively. Long-term corporate bonds performed moderately better than long-term U.S. Treasuries, with a total return of -4.7% for the Barclays Long U.S. Corporate Bond Index. Even including the impact of expenses and leverage, the Fund’s NAV performed as well as unlevered total returns on those other long-term segments of fixed-income markets.

The quarter began with the Federal Open Market Committee (“FOMC”) having just indicated that it might begin tapering the pace of its program of securities purchases sooner than the market was expecting. Longer-term interest rates moved higher with a fair amount of consistency throughout the quarter, as markets digested the news and adjusted expectations for future monetary policy actions. Markets are driven by expectations more than actual results, and while we believe the market priced in more risk than was justified based on the outlook for growth in the U.S. economy, uncertainty surrounding a potential change in policy outlook led investors to reduce portfolio duration substantially. At its September meeting, the FOMC surprised the market yet again by continuing its program of securities purchases without tapering its pace. Since then, we have seen some recovery in fixed-income markets. Although we do not expect long-term Treasury rates to decline significantly, interest-rate risk premiums still appear high, providing investors with some protection against eventual removal of highly accommodative monetary policy.

The preferred securities market was not immune to the change in outlook for interest rates and a desire by many investors to reduce duration in their portfolios. In many cases, spreads on preferred securities widened relative to Treasuries, adding to price declines already associated with higher rates. Retail preferred securities were particularly weak as we witnessed meaningful reductions in the sizes of preferred-securities exchange-traded funds—which had grown in size to represent about 9% of the retail market at the beginning of this quarter. Preferred securities issued in the early part of the year, most with very low coupons, were among the worst performers. Fortunately, we weren’t tempted by many of those new issues—much preferring the higher coupons available in the secondary market. Institutional preferred securities fared much better, and as they have a larger allocation in the portfolio they were partially responsible for limiting negative returns during the quarter.

[1]	Following the methodology required by the SEC, total return assumes dividend reinvestment and includes income and principal change, plus the impact of the Fund’s leverage and expenses.
[2]	June 1st—August 31st.

Creditworthiness of most preferred-securities issuers continues to improve. Corporate earnings are growing at a moderate pace and corporate leverage remains low. Banks’ problem loans are declining, capital levels are healthy (especially in the U.S.) and new lending is slowly picking up. Rising home prices are bolstering consumer balance sheets and trimming foreclosure losses. These favorable credit developments should continue to benefit preferred securities.

While prices have fallen, market conditions for preferred securities remain healthy. Higher interest rates and wider spreads have resulted in a material slowdown in issuer redemptions. For the year, redemptions are still running ahead of new supply, with the preferred-securities market shrinking more than $10 billion, but the pace of redemptions slowed significantly this past quarter—with the Fund seeing approximately 90% of its redemptions this fiscal year occurring during the first half. This recent slowdown in issuer redemptions has been welcome news on the income side of the equation, as the Fund is able to keep more of the higher-coupon preferred securities longer than we expected earlier in the year.

After a long wait, we now have largely final rules on the regulatory treatment of preferred securities issued by banks, foreign and domestic. Crafted in response to the financial crisis, new legislation and regulations shift loss burdens towards investors and away from taxpayers (government support). Under the new rules, banks will have an incentive to replace “debt-like” preferred securities with ones that have more characteristics of equity (deeper subordination, non-cumulative dividends, and no maturity date). The new rules include various implementation schedules, depending on the jurisdiction, with most being fully implemented within the next 3-8 years.

To conform to the new rules, we estimate U.S. banks will need to issue an additional $60 billion or more of new preferred stock. That is certainly a big number compared to $73 billion of currently outstanding bank preferred stock. While we think issuance will be manageable and spread out over several years, it will influence preferred securities’ prices when it happens. We are also likely to see more contingent capital issued in the coming years, as issuers look to fill different buckets of loss-absorbing capital required under the new rules. This market has so far been limited in size and breadth, but it is likely to grow and is part of the ongoing evolution of the broader subordinated capital market.

Looking ahead, moderate economic growth should provide a constructive environment for preferred-securities investors. We anticipate that economic growth will be fast enough to facilitate continued improvement in corporate and household balance sheets and better loan performance, while being slow enough to restrain inflation and keep monetary policy accommodative for some time. Spreads on preferred securities should recover as fears of further rapid increases in long-term interest rates recede and investors refocus on steadily improving credit conditions. Volatility is likely to remain elevated over the coming months, but we believe the preferred-securities market has priced in a good amount of risk related to the end of quantitative easing.

As always, we encourage you to visit the Fund’s website www.preferredincome.com.

Sincerely,

Donald F. Crumrine Chairman	Robert M. Ettinger President

September 30, 2013

Flaherty & Crumrine Preferred Securities Income Fund Incorporated

PORTFOLIO OVERVIEW

August 31, 2013 (Unaudited)

Fund Statistics

Net Asset Value	$18.21

Market Price	$17.85

Discount	1.98%

Yield on Market Price	9.14%

Common Stock Shares Outstanding	43,463,040

Moody’s Ratings	% of Net Assets†

A	2.3%

BBB	60.6%

BB	30.7%

Below “BB”	0.7%

Not Rated*	4.1%

Below Investment Grade**	19.2%

*	Does not include net other assets and liabilities of 1.6%.
**	Below investment grade by all of Moody’s, S&P and Fitch.

Industry Categories	% of Net Assets†

Top 10 Holdings by Issuer	% of Net Assets†

Liberty Mutual Group	5.5%

Banco Santander, S.A.	4.5%

MetLife	4.2%

HSBC PLC	4.1%

JPMorgan Chase	3.4%

Goldman Sachs Group	3.2%

Barclays Bank PLC	3.2%

Wells Fargo & Company	3.0%

XL Group PLC	2.9%

Axis Capital Holdings Ltd	2.7%

% of Net Assets***†

Holdings Generating Qualified Dividend Income (QDI) for Individuals	43%

Holdings Generating Income Eligible for the Corporate Dividend Received Deduction (DRD)	24%

***	This does not reflect year-end results or actual tax categorization of Fund distributions. These percentages can, and do, change, perhaps significantly, depending on market conditions. Investors should consult their tax advisor regarding their personal situation.
†	Net Assets includes assets attributable to the use of leverage.

Flaherty & Crumrine Preferred Securities Income Fund Incorporated

PORTFOLIO OF INVESTMENTS

August 31, 2013 (Unaudited)

Shares/$ Par		Value

Preferred Securities — 91.1%
	Banking — 34.9%
4,500	Astoria Financial Corp., 6.50% Pfd., Series C	$105,176	*
	Banco Bilbao Vizcaya Argentaria, S.A.:
$8,490,000	BBVA International Preferred, 5.919%	7,598,550	**(1)(3)
	Banco Santander, S.A.:
2,046,320	Banco Santander, 10.50% Pfd., Series 10	55,092,050	**(1)(3)
	Bank of America:
15,000	Countrywide Capital IV, 6.75% Pfd. 04/01/33	375,937
129,025	Countrywide Capital V, 7.00% Pfd. 11/01/36	3,238,850
	Barclays Bank PLC:
$14,750,000	Barclays Bank PLC, 6.278%	13,388,177	**(1)(2)(3)
390,600	Barclays Bank PLC, 7.10% Pfd.	9,718,128	**(3)
23,000	Barclays Bank PLC, 7.75% Pfd., Series 4	577,300	**(3)
600,000	Barclays Bank PLC, 8.125% Pfd., Series 5	15,150,000	**(1)(3)
28,000	BB&T Corporation, 5.625% Pfd., Series E	601,720	*(1)
$13,600,000	BNP Paribas, 7.195%, 144A****	13,498,000	**(1)(2)(3)
	Citigroup:
$500,000	Citigroup, Inc., 5.95% Pfd.	475,625	*
334,100	Citigroup Capital XIII, 7.875% Pfd.	9,177,326	(1)(2)
	CoBank ACB:
36,200	CoBank ACB, 6.125% Pfd., Series G, 144A****	3,412,983	*
60,000	CoBank ACB, 6.25% Pfd., 144A****	6,133,128	*
$35,100,000	Colonial BancGroup, 7.114%, 144A****	52,650	(4)(5)††
38,100	Cullen/Frost Bankers, Inc., 5.375% Pfd., Series A	836,352	*
	Fifth Third Bancorp:
$8,785,000	Fifth Third Capital Trust IV, 6.50% 04/15/37	8,752,056	(1)(2)
	First Horizon:
3,730	First Tennessee Bank, Adj. Rate Pfd., 3.75%(6), 144A****	2,747,378	*
8	FT Real Estate Securities Company, 9.50% Pfd., 144A****	8,805,000
642,800	First Niagara Financial Group, Inc., 8.625% Pfd.	17,897,995	*(1)
99,000	First Republic Bank, 6.70% Pfd.	2,417,828	*
	Goldman Sachs Group:
$11,295,000	Goldman Sachs, Capital I, 6.345% 02/15/34	10,839,427	(1)
	HSBC PLC:
$8,000,000	HSBC Capital Funding LP, 10.176%, 144A****	11,330,000	(1)(2)(3)
714,400	HSBC Holdings PLC, 8.00% Pfd., Series 2	19,400,461	**(1)(3)
$850,000	HSBC USA Capital Trust I, 7.808% 12/15/26, 144A****	867,000
$580,000	HSBC USA Capital Trust II, 8.38% 05/15/27, 144A****	589,415	(1)
436,426	HSBC USA, Inc., 6.50% Pfd., Series H	10,869,757	*(1)

Flaherty & Crumrine Preferred Securities Income Fund Incorporated

PORTFOLIO OF INVESTMENTS (Continued)

August 31, 2013 (Unaudited)

Shares/$ Par		Value

Preferred Securities — (Continued)
	Banking — (Continued)
	ING Groep NV:
355,000	ING Groep NV, 6.375% Pfd.	$8,133,050	**(3)
125,000	ING Groep NV, 7.05% Pfd.	3,084,063	**(3)
116,054	ING Groep NV, 7.20% Pfd.	2,890,035	**(3)
230,000	ING Groep NV, 7.375% Pfd.	5,814,400	**(1)(3)
91,328	ING Groep NV, 8.50% Pfd.	2,330,691	**(3)
	JPMorgan Chase:
56,600	JPMorgan Chase & Company, 5.50% Pfd.	1,266,142	*
$5,450,000	JPMorgan Chase & Company, 6.00%, Series R	5,204,750	*(1)
$32,000,000	JPMorgan Chase & Company, 7.90%, Series I	35,314,560	*(1)
4,000	KeyCorp, 7.75% Pfd., Series A	503,500	*
$17,800,000	Lloyds Banking Group PLC, 6.657%, 144A****	16,287,000	**(1)(2)(3)
$11,000,000	M&T Bank Corporation, 6.875%, 144A****	11,168,883	*(1)
	Morgan Stanley:
35,927	Morgan Stanley Capital Trust VI, 6.60% Pfd. 02/01/46	893,684
460,000	PNC Financial Services, 6.125% Pfd., Series P	11,721,950	*(1)
$7,885,000	RaboBank Nederland, 11.00%, 144A****	10,266,522	(1)(3)
	Royal Bank of Scotland:
12,500	Royal Bank of Scotland Group PLC, 6.40%, Pfd., Series M	254,500	**(3)
25,000	Royal Bank of Scotland Group PLC, 6.60%, Pfd., Series S	520,750	**(3)
	Sovereign Bancorp:
$1,000,000	Sovereign Capital Trust VI, 7.908% 06/13/36	1,055,000
8,641	Sovereign REIT, 12.00% Pfd., Series A, 144A****	11,194,761
107,166	SunTrust Banks, Inc., 5.875% Pfd.	2,350,418	*
86,000	US Bancorp, 6.50%, Pfd.	2,249,442	*
	Wells Fargo:
15,518	Wells Fargo & Company, 7.50% Pfd., Series L	17,578,015	*(1)
646,500	Wells Fargo & Company, 8.00% Pfd., Series J	18,387,430	*(1)
	Zions Bancorporation:
$8,000,000	Zions Bancorporation, 7.20%, Series J	7,980,000	*(1)
519,842	Zions Bancorporation, 7.90% Pfd., Series F	14,433,413	*(1)

		424,831,228

	Financial Services — 2.1%
$250,000	Ameriprise Financial, Inc., 7.518% 06/01/66	277,812	(1)
	Credit Suisse Group:
$8,274,000	Claudius, Ltd. – Credit Suisse AG, 7.875%, Series B, 144A****	8,842,837	(3)

Flaherty & Crumrine Preferred Securities Income Fund Incorporated

PORTFOLIO OF INVESTMENTS (Continued)

August 31, 2013 (Unaudited)

Shares/$ Par		Value

Preferred Securities — (Continued)
	Financial Services — (Continued)
$7,900,000	General Electric Capital Corp., 7.125%, Series A	$8,723,867	*(1)
	HSBC PLC:
305,000	HSBC Finance Corporation, 6.36% Pfd., Series B	7,165,213	*(1)

		25,009,729

	Insurance — 28.4%
	Ace Ltd.:
$4,566,000	Ace Capital Trust II, 9.70% 04/01/30	6,426,645	(1)(2)(3)
$1,053,000	Aon Corporation, 8.205% 01/01/27	1,293,343
600,000	Arch Capital Group, Ltd., 6.75% Pfd., Series C	14,531,280	**(1)(3)
71,206	Aspen Insurance Holdings Ltd., 5.95%, Pfd.	1,721,405	**(3)
	AXA SA:
$7,005,000	AXA SA, 6.379%, 144A****	6,864,900	**(1)(2)(3)
$2,750,000	AXA SA, 8.60% 12/15/30	3,265,625	(3)
1,364,142	Axis Capital Holdings, 6.875% Pfd., Series C	33,080,443	**(1)(3)
560,250	Delphi Financial Group, 7.376% Pfd. 05/15/37	14,023,786	(1)(2)
95,902	Endurance Specialty Holdings, 7.50% Pfd.	2,400,571	**(3)
$22,619,000	Everest Re Holdings, 6.60% 05/15/37	22,562,452	(1)(2)
	GWL&A Financial:
$3,000,000	Great West Life & Annuity Insurance, 7.153% 05/16/46, 144A****	3,097,500	(1)(2)
$35,418,000	Liberty Mutual Group, 10.75% 06/15/58, 144A****	52,595,730	(1)(2)
$4,065,000	Lincoln National Corporation, 7.00% 05/17/66	4,146,300	(1)
	MetLife:
$16,312,000	MetLife, Inc., 10.75% 08/01/39	24,223,320	(1)(2)
$3,472,000	MetLife Capital Trust IV, 7.875% 12/15/37, 144A****	3,958,080	(1)(2)
$17,240,000	MetLife Capital Trust X, 9.25% 04/08/38, 144A****	22,412,000	(1)(2)
150,299	PartnerRe Ltd., 7.250% Pfd., Series E	3,802,565	**(1)(3)
500,000	Principal Financial Group, 6.518% Pfd., Series B	12,536,250	*(1)
	Prudential Financial:
$6,100,000	Prudential Financial, Inc., 5.625% 06/15/43	5,734,000	(1)(2)
$3,900,000	Prudential Financial, Inc., 5.875% 09/15/42	3,822,000	(1)
	QBE Insurance:
$11,340,000	QBE Capital Funding III Ltd., 7.25% 05/24/41, 144A****	11,981,402	(1)(3)
$13,326,000	StanCorp Financial Group, 6.90% 06/01/67	13,359,315	(1)(2)
	The Travelers Companies:
$6,727,500	USF&G Capital, 8.312% 07/01/46, 144A****	8,399,412	(1)(2)
$13,000,000	USF&G Capital I, 8.50% 12/15/45, 144A****	16,543,657	(1)(2)
	Unum Group:
$15,240,000	Provident Financing Trust I, 7.405% 03/15/38	16,907,500	(1)(2)
	XL Group PLC:
$36,150,000	XL Capital Ltd., 6.50%, Series E	35,155,875	(1)(2)(3)

		344,845,356

Flaherty & Crumrine Preferred Securities Income Fund Incorporated

PORTFOLIO OF INVESTMENTS (Continued)

August 31, 2013 (Unaudited)

Shares/$ Par		Value

Preferred Securities — (Continued)
	Utilities — 16.2%
56,025	Alabama Power Company, 6.45% Pfd.	$1,456,650	*(1)
	Baltimore Gas & Electric:
10,000	Baltimore Gas & Electric Company, 6.70% Pfd., Series 1993	1,021,563	*(1)
15,000	Baltimore Gas & Electric Company, 7.125% Pfd., Series 1993	1,522,969	*
	Commonwealth Edison:
$15,828,000	COMED Financing III, 6.35% 03/15/33	15,036,600	(1)(2)
$15,262,000	Dominion Resources, Inc., 7.50% 06/30/66	16,493,460	(1)(2)
294,975	Entergy Arkansas, Inc., 6.45% Pfd.	7,319,067	*(1)
108,000	Entergy Louisiana, Inc., 6.95% Pfd.	10,843,880	*(1)
164,400	Georgia Power Company, 6.50% Pfd., Series 2007A	16,799,625	*(1)
98,800	Indianapolis Power & Light Company, 5.65% Pfd.	10,031,292	*
225,000	Integrys Energy Group, Inc., 6.00% Pfd.	5,526,563
	Nextera Energy:
$16,970,000	FPL Group Capital, Inc., 6.65% 06/15/67	17,875,808	(1)(2)
$4,000,000	FPL Group Capital, Inc., 7.30% 09/01/67, Series D	4,403,828	(1)(2)
	PECO Energy:
$2,386,000	PECO Energy Capital Trust III, 7.38% 04/06/28, Series D	2,365,977	(1)(2)
$22,900,000	PECO Energy Capital Trust IV, 5.75% 06/15/33	21,120,304	(1)(2)
	PPL Corp:
$17,680,000	PPL Capital Funding, Inc., 6.70% 03/30/67, Series A	18,313,227	(1)(2)
$23,500,000	Puget Sound Energy, Inc., 6.974% 06/01/67	24,832,943	(1)(2)
204,350	Southern California Edison, 6.50% Pfd., Series D	21,622,784	*(1)

		196,586,540

	Energy — 4.7%
$2,000,000	DCP Midstream LLC, 5.85% 05/21/2043, 144A****	1,865,000
$28,500,000	Enbridge Energy Partners LP, 8.05% 10/01/37	31,926,270	(1)(2)
$21,396,000	Enterprise Products Partners, 8.375% 08/01/66, Series A	23,818,541	(1)(2)

		57,609,811

	Real Estate Investment Trust (REIT) — 3.0%
27,745	CommonWealth REIT, 7.25% Pfd., Series E	642,472
	Duke Realty Corp.:
87,533	Duke Realty Corp, 6.50% Pfd., Series K	2,062,496
99,063	Duke Realty Corp, 6.60% Pfd., Series L	2,352,746
75,000	Kimco Realty Corporation, 6.90% Pfd., Series H	1,896,750

Flaherty & Crumrine Preferred Securities Income Fund Incorporated

PORTFOLIO OF INVESTMENTS (Continued)

August 31, 2013 (Unaudited)

Shares/$ Par		Value

Preferred Securities — (Continued)
	Real Estate Investment Trust (REIT) — (Continued)
	National Retail Properties:
230,000	National Retail Properties, Inc., 5.70% Pfd.	$4,703,845
26,918	National Retail Properties, Inc., 6.625% Pfd.	632,909
	PS Business Parks:
22,647	PS Business Parks, Inc., 6.00% Pfd., Series T	488,043
241,391	PS Business Parks, Inc., 6.45% Pfd., Series S	5,624,772	(1)(2)
105,000	PS Business Parks, Inc., 6.875% Pfd., Series R	2,594,550	(1)
600,000	Realty Income Corp, 6.625% Pfd., Series F	14,484,000	(1)(2)
28,057	Regency Centers Corporation, 6.625% Pfd.	663,029
33,506	Weingarten Realty Investors, 6.50% Pfd., Series F	832,416

		36,978,028

	Miscellaneous Industries — 1.8%
105,400	Ocean Spray Cranberries, Inc., 6.25% Pfd., 144A****	9,426,713	*
80,000	Stanley Black & Decker, Inc., 5.75% Pfd. 07/25/52	1,835,000	(1)
$11,700,000	Textron Financial Corporation, 6.00% 02/15/67, 144A****	10,442,250

		21,703,963

	Total Preferred Securities (Cost $1,070,909,606)	1,107,564,655

Corporate Debt Securities — 7.3%
	Banking — 3.9%
$1,200,000	First Niagara Financial Group, Inc., 7.25% 12/15/21, Sub Notes	1,380,704
$27,500,000	Goldman Sachs Group, Inc., 6.75% 10/01/37, Sub Notes	28,465,580	(1)(2)
$13,952,000	Regions Financial Corporation, 7.375% 12/10/37, Sub Notes	15,106,793	(1)(2)
123,500	Texas Capital Bancshares Inc., 6.50% 09/21/42, Sub Notes	2,782,616

		47,735,693

	Financial Services — 0.4%
115,875	Affiliated Managers Group, Inc., 6.375% 08/15/42	2,725,554	(1)(2)
$4,726,012	Lehman Brothers, Guaranteed Note, Variable Rate, 5.843% 12/16/16, 144A****	599,731	(4)(5)††
35,750	Raymond James Financial, 6.90% 03/15/42	918,149	(1)(2)

		4,243,434

	Insurance — 1.4%
$13,500,000	Liberty Mutual Insurance, 7.697% 10/15/97, 144A****	14,259,699	(1)(2)
	Unum Group:
$2,500,000	UnumProvident Corporation, 7.25% 03/15/28	2,846,175	(1)(2)

		17,105,874

Flaherty & Crumrine Preferred Securities Income Fund Incorporated

PORTFOLIO OF INVESTMENTS (Continued)

August 31, 2013 (Unaudited)

Shares/$ Par		Value

Corporate Debt Securities — (Continued)
	Energy — 1.1%
$10,812,000	Energy Transfer Partners LP, 8.25%, 11/15/2029, 144A****	$13,260,583	(1)(2)

		13,260,583

	Real Estate Investment Trust (REIT) — 0.1%
40,000	CommonWealth REIT, 7.50% 11/15/19	834,460

		834,460

	Miscellaneous Industries — 0.4%
	Pulte Group Inc.:
58,240	Pulte Homes, Inc., 7.375% 06/01/46	1,467,735	(1)(2)
$3,550,000	Pulte Homes, Inc., 7.875% 06/15/32	3,656,500	(1)(2)

		5,124,235

	Total Corporate Debt Securities (Cost $80,380,683)	88,304,279

Common Stock — 0.3%
	Banking — 0.2%
54,740	CIT Group, Inc.	2,620,404	*†

		2,620,404

	Insurance — 0.0%
240,577	WMI Holdings Corporation, 144A****	245,389	*†

		245,389

	Utilities — 0.1%
44,930	Exelon Corporation	1,369,916	*

		1,369,916

	Total Common Stock (Cost $24,935,332)	4,235,709

Money Market Fund — 0.1%
	BlackRock Liquidity Funds:
1,484,554	T-Fund	1,484,554

	Total Money Market Fund (Cost $1,484,554)	1,484,554

Flaherty & Crumrine Preferred Securities Income Fund Incorporated

PORTFOLIO OF INVESTMENTS (Continued)

August 31, 2013 (Unaudited)

			Value

Total Investments (Cost $1,177,710,175***)	98.8%		$1,201,589,197

Other Assets And Liabilities (Net)	1.2%		14,041,101

Total Managed Assets	100.0%	‡	$1,215,630,298

Loan Principal Balance			(424,175,000)

Total Net Assets Available To Common Stock			$791,455,298

*	Securities eligible for the Dividends Received Deduction and distributing Qualified Dividend Income.
**	Securities distributing Qualified Dividend Income only.
***	Aggregate cost of securities held.
****	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. At August 31, 2013, these securities amounted to $281,147,603 or 23.1% of total managed assets.
(1)	All or a portion of this security is pledged as collateral for the Fund’s loan. The total value of such securities was $738,828,682 at August 31, 2013.
(2)	All or a portion of this security has been rehypothecated. The total value of such securities was $400,616,610 at August 31, 2013.
(3)	Foreign Issuer.
(4)	Illiquid.
(5)	Valued at fair value as determined in good faith by or under the direction of the Board of Directors as of August 31, 2013.
(6)	Represents the rate in effect as of the reporting date.
†	Non-income producing.
††	The issuer has filed for bankruptcy protection. As a result, the Fund may not be able to recover the principal invested and also does not expect to receive income on this security going forward.
‡	The percentage shown for each investment category is the total value of that category as a percentage of total managed assets.

ABBREVIATIONS:
Pfd.	—	Preferred Securities
REIT	—	Real Estate Investment Trust

Flaherty & Crumrine Preferred Securities Income Fund Incorporated

STATEMENTS OF CHANGES IN NET ASSETS AVAILABLE TO COMMON STOCK(1)

For the period from December 1, 2012 through August 31, 2013 (Unaudited)

Value
OPERATIONS:
Net investment income	$54,293,878
Net realized gain/(loss) on investments sold during the period	(22,932,656)
Change in net unrealized appreciation/depreciation of investments	(6,415,650)

Net increase in net assets resulting from operations	24,945,572

DISTRIBUTIONS:
Dividends paid from net investment income to Common Stock Shareholders(2)	(58,182,992)

Total Distributions to Common Stock Shareholders	(58,182,992)

FUND SHARE TRANSACTIONS:
Increase from shares issued under the Dividend Reinvestment and Cash Purchase Plan	3,379,853

Net increase in net assets available to Common Stock resulting from Fund share transactions	3,379,853

NET DECREASE IN NET ASSETS AVAILABLE TO
COMMON STOCK FOR THE PERIOD	$(29,857,567)

NET ASSETS AVAILABLE TO COMMON STOCK:
Beginning of period	$821,312,865
Net decrease in net assets during the period	(29,857,567)

End of period	$791,455,298

(1)

These tables summarize the nine months ended August 31, 2013 and should be read in conjunction with the Fund’s audited financial statements, including footnotes, in its Annual Report dated November 30, 2012.

(2)	May include income earned, but not paid out, in prior fiscal year.

Flaherty & Crumrine Preferred Securities Income Fund Incorporated

FINANCIAL HIGHLIGHTS(1)

For the period from December 1, 2012 through August 31, 2013 (Unaudited)

For a Common Stock share outstanding throughout the period

PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period	$18.97

INVESTMENT OPERATIONS:
Net investment income	1.25
Net realized and unrealized gain/(loss) on investments	(0.67)

Total from investment operations	0.58

DISTRIBUTIONS TO COMMON STOCK SHAREHOLDERS:
From net investment income	(1.34)

Total distributions to Common Stock Shareholders	(1.34)

Net asset value, end of period	$18.21

Market value, end of period	$17.85

Common Stock shares outstanding, end of period	43,463,040

RATIOS TO AVERAGE NET ASSETS AVAILABLE TO COMMON STOCK SHAREHOLDERS:
Net investment income†	8.71	%*
Operating expenses including interest expense	1.45	%*
Operating expenses excluding interest expense	0.92	%*

SUPPLEMENTAL DATA:††
Portfolio turnover rate	18	%**
Total managed assets, end of period (in 000’s)	$1,215,630
Ratio of operating expenses including interest expense to total managed assets	0.97	%*
Ratio of operating expenses excluding interest expense to total managed assets	0.61	%*

(1)

These tables summarize the nine months ended August 31, 2013 and should be read in conjunction with the Fund’s audited financial statements, including footnotes, in its Annual Report dated November 30, 2012.

*	Annualized.
**	Not annualized.
†	The net investment income ratios reflect income net of operating expenses, including interest expense.
††	Information presented under heading Supplemental Data includes loan principal balance.

Flaherty & Crumrine Preferred Securities Income Fund Incorporated

FINANCIAL HIGHLIGHTS (Continued)

Per Share of Common Stock (Unaudited)

	Total Dividends Paid	Net Asset Value	NYSE Closing Price	Dividend Reinvestment Price(1)
December 31, 2012	$0.2530	$18.96	$19.55	$18.96
January 31, 2013	0.1360	19.24	20.37	19.35
February 28, 2013	0.1360	19.33	20.23	19.33
March 28, 2013	0.1360	19.39	20.45	19.43
April 30, 2013	0.1360	19.70	21.45	20.38
May 31, 2013	0.1360	19.54	18.86	18.38
June 28, 2013	0.1360	18.68	18.75	18.68
July 31, 2013	0.1360	18.61	18.73	18.61
August 30, 2013	0.1360	18.21	17.85	18.08

(1)

Whenever the net asset value per share of the Fund’s Common Stock is less than or equal to the market price per share on the reinvestment date, new shares issued will be valued at the higher of net asset value or 95% of the then current market price. Otherwise, the reinvestment shares of Common Stock will be purchased in the open market.

Flaherty & Crumrine Preferred Securities Income Fund Incorporated

NOTES TO FINANCIAL STATEMENTS (Unaudited)

1.	Aggregate Information for Federal Income Tax Purposes

At August 31, 2013, the aggregate cost of securities for federal income tax purposes was $1,184,399,771, the aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost was $90,775,278 and the aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value was $73,585,852.

2.	Additional Accounting Standards

Fair Value Measurements: The Fund has performed an analysis of all existing investments and derivative instruments to determine the significance and character of all inputs to their fair value determination. The levels of fair value inputs used to measure the Fund’s investments are characterized into a fair value hierarchy. Where inputs for an asset or liability fall into more than one level in the fair value hierarchy, the investment is classified in its entirety based on the lowest level input that is significant to that investment’s valuation. The three levels of the fair value hierarchy are described below:

•	Level 1 – quoted prices in active markets for identical securities

•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Transfers in and out of levels are recognized at market value at the end of the period. A summary of the inputs used to value the Fund’s investments as of August 31, 2013 is as follows:

	Total Value at August 31, 2013	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Preferred Securities
Banking	$424,831,228	$314,743,781	$110,034,797	$52,650
Financial Services	25,009,729	15,889,080	9,120,649	—
Insurance	344,845,356	220,119,819	124,725,537	—
Utilities	196,586,540	62,612,886	133,973,654	—
Energy	57,609,811	55,744,811	1,865,000	—
Real Estate Investment Trust (REIT)	36,978,028	36,978,028	—	—
Miscellaneous Industries	21,703,963	1,835,000	19,868,963	—
Corporate Debt Securities	88,304,279	37,194,094	50,510,454	599,731
Common Stock
Banking	2,620,404	2,620,404	—	—
Insurance	245,389	245,389	—	—
Utilities	1,369,916	1,369,916	—	—
Money Market Fund	1,484,554	1,484,554	—	—

Total Investments	$1,201,589,197	$750,837,762	$450,099,054	$652,381

Flaherty & Crumrine Preferred Securities Income Fund Incorporated

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

During the reporting period, there were no transfers into Level 1 from Level 2. During the reporting period, securities with an aggregate market value of $19,631,128 were transferred into Level 2 from Level 1. The securities were transferred because of a reduction in the amount of observable market data, resulting from: a decrease in market activity for the securities, reduced availability of quoted prices for the securities, or de-listing of securities from a national securities exchange that resulted in a material decrease in activity.

The fair values of the Fund’s investments are generally based on market information and quotes received from brokers or independent pricing services—approved by the Board and unaffiliated with the Adviser. To assess the continuing appropriateness of security valuations, management, in consultation with the Adviser, regularly compares current prices to prior prices, prices across comparable securities, actual sale prices for securities in the Fund’s portfolio, and market information obtained by the Adviser as a function of being an active participant in the markets.

Securities with quotes that are based on actual trades or actionable bids and offers with a sufficient level of activity on or near the measurement date are classified as Level 1. Securities that are priced using quotes derived from implied values, indicative bids and offers, or a limited number of actual trades—or the same information for securities that are similar in many respects to those being valued—are classified as Level 2. If market information is not available for securities being valued, or materially-comparable securities, then those securities are classified as Level 3. In considering market information, management evaluates changes in liquidity, willingness of a broker to execute at the quoted price, the depth and consistency of prices from pricing services, and the existence of observable trades in the market.

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

	Preferred Securities
	Total Investments	Banking	Financial Services	Corporate Debt Securities
Balance as of 11/30/12	$8,136,116	$67,050	$7,541,170	$527,896
Accrued discounts/premiums	—	—	—	—
Realized gain/(loss)	(33,773,383)	(28,731,250)	(5,042,133)	—
Change in unrealized appreciation/(depreciation)	34,581,367	28,716,850	5,792,682	71,835
Purchases	—	—	—	—
Sales	(8,291,719)	—	(8,291,719)	—
Transfer in	—	—	—	—
Transfer out	—	—	—	—
Balance as of 8/31/13	$652,381	$52,650	$—	$599,731

For the nine months ended August 31, 2013 total change in unrealized gain/(loss) on Level 3 securities still held at period-end and included in the change in net assets was $71,835.

Flaherty & Crumrine Preferred Securities Income Fund Incorporated

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

The following table summarizes the valuation techniques used and unobservable inputs developed to determine the fair value of Level 3 investments:

Category	Fair Value at 8/31/13	Valuation Technique	Unobservable Input	Input Range (Wgt Avg)
Preferred Securities
Banking	$52,650	Bankruptcy recovery	Credit/Structure-specific recovery	0.00% - 0.50% (0.15%)

Corporate Debt
Securities	599,731	Bankruptcy recovery	Credit/Structure-specific recovery	10% - 20% (13%)

The significant unobservable inputs used in the fair value measurement technique for bankruptcy recovery are based on recovery analysis that is specific to the security being valued, including the level of subordination and structural features of the security, and the current status of any bankruptcy or liquidation proceedings. Observable market trades in bankruptcy claims are utilized by management, when available, to assess the appropriateness of valuations, although the frequency of trading depends on the specific credit and seniority of the claim. Expected recoveries in bankruptcy by security type and industry do not tend to deviate much from historical recovery rates, which are very low (sometimes zero) for preferred securities and more moderate for senior debt. Significant changes in these inputs would result in a significantly higher or lower fair value measurement.

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Directors

Donald F. Crumrine, CFA

Chairman of the Board

David Gale

Morgan Gust

Karen H. Hogan

Robert F. Wulf, CFA

Officers

Donald F. Crumrine, CFA

Chief Executive Officer

Robert M. Ettinger, CFA

President

R. Eric Chadwick, CFA

Chief Financial Officer,

Vice President and Treasurer

Chad C. Conwell

Chief Compliance Officer,

Vice President and Secretary

Bradford S. Stone

Vice President and

Assistant Treasurer

Laurie C. Lodolo

Assistant Compliance Officer,

Assistant Treasurer and

Assistant Secretary

Linda M. Puchalski

Assistant Treasurer

Investment Adviser

Flaherty & Crumrine Incorporated

e-mail: flaherty@pfdincome.com

Servicing Agent

Destra Capital Investments LLC

1-877-855-3434

Questions concerning your shares of Flaherty & Crumrine Preferred Securities Income Fund?

•	If your shares are held in a Brokerage Account, contact your Broker.
•	If you have physical possession of your shares in certificate form, contact the Fund’s Transfer Agent —

BNY Mellon Investment Servicing (US) Inc.

P.O. Box 358035

Pittsburgh, PA 15252-8035

1-866-351-7446

This report is sent to shareholders of Flaherty & Crumrine Preferred Securities Income Fund Incorporated for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Quarterly Report

August 31, 2013

www.preferredincome.com